UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the SEC Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to 14a-12

ImageWare Systems, Inc.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:
2.	Form, Schedule or Registration Statement No.:
3.	Filing Party:
4.	Date Filed:

EXPLANATORY NOTE

This Amendment No. 1 (the “Consent Solicitation Statement Amendment”) to the definitive proxy statement on Schedule 14A (the “Proxy Statement” or “Consent Solicitation Statement”) filed by ImageWare Systems, Inc. (the “Company”) with the Securities and Exchange Commission on April 30, 2020 amends and replaces the form of written consent (the “Form of Written Consent”) as included in the Consent Solicitation Statement. The information set forth in the Consent Solicitation Statement remains unchanged except as set forth in this Consent Solicitation Statement Amendment, in which case the information in the Consent Solicitation Statement is superseded by the information in this Consent Solicitation Statement Amendment.

Amendment to the Form of Written Consent

Item 1 of the Form of Written Consent as included with the Consent Solicitation Statement incorrectly provided stockholders with the option for “Approval of an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of the Company’s Common Stock, $0.01 par value per share, from 179,000,000 to 254,000,000…” rather than for “Approval of an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of the Company’s Common Stock, $0.01 par value per share, from 179,000,000 to 345,000,000…” as described within the Company’s Consent Solicitation Statement.

By this Consent Solicitation Statement Amendment, the Company is filing an amended form of written consent (the “Amended Form of Written Consent”). The amendment is necessary to make the Form of Written Consent consistent with the authorization to increase the number of shares of the Company’s Common Stock to 345,000,000.

The soliciting materials distributed to stockholders contained the Amended Form of Written Consent.

Amended Form of Written Consent

The Amended Form of Written Consent is as follows:

[remainder of page left blank]

IMAGEWARE SYSTEMS, INC.

WRITTEN CONSENT SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS OF IMAGEWARE SYSTEMS, INC.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Consent Solicitation and the Consent Solicitation Statement of ImageWare Systems, Inc. (the “Company”) dated April 29, 2020 and hereby revokes any consent or consents heretofore given. This consent may be revoked at any time before 5:00 P.M., Pacific Time, on June 5, 2020, unless the solicitation period is shortened or extended by the Company in its sole discretion (“Expiration Date”). The undersigned, as holder of shares of the Company’s common stock, par value $0.01 per share, CUSIP No. 45245S108 (“Common Stock”), hereby takes the following action with respect to all shares of Common Stock held by him, her or it as follows:

[X] Please mark your votes as indicated in this example.

	FOR	AGAINST	ABSTAIN

APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK, $0.01 PAR VALUE PER SHARE, FROM 179,000,000 TO 345,000,000 AND TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF THE COMPANY’S PREFERRED STOCK, $0.01 PAR VALUE PER SHARE, FROM 4,000,000 TO 5,000,000.
	[ ]	[ ]	[ ]

APPROVAL OF THE COMPANY’S 2020 OMNIBUS EQUITY INCENTIVE PLAN.	[ ]	[ ]	[ ]

This Written Consent, when properly executed and returned to the Company, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS MADE FOR THE PROPOSALS, THIS CONSENT, IF SO EXECUTED AND RETURNED, WILL BE VOTED FOR EACH PROPOSAL. When shares of Common Stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, give full legal title as such. If a corporation, sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

ALL CONSENTS MUST BE RECEIVED BY 5:00 P.M., PACIFIC TIME, ON THE EXPIRATION DATE.

IMPORTANT: This Consent Card must be signed exactly as your name appears hereon. If more than one name appears, all persons so designated should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.

Dated: ________________________, ______

(Print Name of Stockholder)

(Signature of Stockholder)

(Second Signature if held jointly)

IMPORTANT: PLEASE COMPLETE, SIGN, AND DATE YOUR WRITTEN CONSENT PROMPTLY

AND FAX IT TO (858) 673-1770, OR RETURN IT IN THE ENVELOPE PROVIDED TO:

ImageWare Systems, Inc.
Attn: Wayne Wetherell, Corporate Secretary
13500 Evening Creek Drive N, Suite 550
San Diego, California 92128

Your executed written consent can also be sent via email in PDF form to wgw@iwsinc.com.

Your Written Consent should be received by the Company on or before June 5, 2020.

IMAGEWARE SYSTEMS, INC.

WRITTEN CONSENT SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS OF IMAGEWARE SYSTEMS, INC.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Consent Solicitation Statement and the Consent Solicitation Statement of ImageWare Systems, Inc. (the “Company”) dated April 29, 2020 and hereby revokes any consent or consents heretofore given. This consent may be revoked at any time before 5:00 P.M., Pacific Time, on June 5, 2020, unless the solicitation period is shortened or extended by the Company in its sole discretion (“Expiration Date”). The undersigned, as holder of shares of the Company’s Series A Preferred Stock (“Series A Preferred”), hereby takes the following action with respect to all shares of Series A Preferred held by him, her or it as follows:

[X] Please mark your votes as indicated in this example.

	FOR	AGAINST	ABSTAIN

APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK, $0.01 PAR VALUE PER SHARE, FROM 179,000,000 TO 345,000,000 AND TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF THE COMPANY’S PREFERRED STOCK, $0.01 PAR VALUE PER SHARE, FROM 4,000,000 TO 5,000,000.
	[ ]	[ ]	[ ]

APPROVAL OF THE COMPANY’S 2020 OMNIBUS EQUITY INCENTIVE PLAN.	[ ]	[ ]	[ ]

This Written Consent, when properly executed and returned to the Company, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS MADE FOR THE PROPOSALS, THIS CONSENT, IF SO EXECUTED AND RETURNED, WILL BE VOTED FOR EACH PROPOSAL. When shares of Common Stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, give full legal title as such. If a corporation, sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

ALL CONSENTS MUST BE RECEIVED BY 5:00 P.M., PACIFIC TIME, ON THE EXPIRATION DATE.

IMPORTANT: This Consent Card must be signed exactly as your name appears hereon. If more than one name appears, all persons so designated should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.

Dated: ________________________, ______

(Print Name of Stockholder)

(Signature of Stockholder)

(Second Signature if held jointly)

IMPORTANT: PLEASE COMPLETE, SIGN, AND DATE YOUR WRITTEN CONSENT PROMPTLY

AND FAX IT TO (858) 673-1770, OR RETURN IT IN THE ENVELOPE PROVIDED TO:

ImageWare Systems, Inc.
Attn: Wayne Wetherell, Corporate Secretary
13500 Evening Creek Drive N, Suite 550
San Diego, California 92128

Your executed written consent can also be sent via email in PDF form to wgw@iwsinc.com.

Your Written Consent should be received by the Company on or before June 5, 2020.

IMAGEWARE SYSTEMS, INC.

WRITTEN CONSENT SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS OF IMAGEWARE SYSTEMS, INC.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Consent Solicitation Statement and the Consent Solicitation Statement of ImageWare Systems, Inc. (the “Company”) dated April 29, 2020 and hereby revokes any consent or consents heretofore given. This consent may be revoked at any time before 5:00 P.M., Pacific Time, on June 5, 2020, unless the solicitation period is shortened or extended by the Company in its sole discretion (“Expiration Date”). The undersigned, as holder of shares of the Company’s Series B Convertible Redeemable Preferred Stock (“Series B Preferred”), hereby takes the following action with respect to all shares of Series B Preferred held by him, her or it as follows:

[X] Please mark your votes as indicated in this example.

	FOR	AGAINST	ABSTAIN

APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK, $0.01 PAR VALUE PER SHARE, FROM 179,000,000 TO 345,000,000 AND TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF THE COMPANY’S PREFERRED STOCK, $0.01 PAR VALUE PER SHARE, FROM 4,000,000 TO 5,000,000.
	[ ]	[ ]	[ ]

APPROVAL OF THE COMPANY’S 2020 OMNIBUS EQUITY INCENTIVE PLAN.	[ ]	[ ]	[ ]

This Written Consent, when properly executed and returned to the Company, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS MADE FOR THE PROPOSALS, THIS CONSENT, IF SO EXECUTED AND RETURNED, WILL BE VOTED FOR EACH PROPOSAL. When shares of Common Stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, give full legal title as such. If a corporation, sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

ALL CONSENTS MUST BE RECEIVED BY 5:00 P.M., PACIFIC TIME, ON THE EXPIRATION DATE.

IMPORTANT: This Consent Card must be signed exactly as your name appears hereon. If more than one name appears, all persons so designated should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.

Dated: ________________________, ______

(Print Name of Stockholder)

(Signature of Stockholder)

(Second Signature if held jointly)

IMPORTANT: PLEASE COMPLETE, SIGN, AND DATE YOUR WRITTEN CONSENT PROMPTLY

AND FAX IT TO (858) 673-1770, OR RETURN IT IN THE ENVELOPE PROVIDED TO:

ImageWare Systems, Inc.
Attn: Wayne Wetherell, Corporate Secretary
13500 Evening Creek Drive N, Suite 550
San Diego, California 92128

Your executed written consent can also be sent via email in PDF form to wgw@iwsinc.com.

Your Written Consent should be received by the Company on or before June 5, 2020.

IMAGEWARE SYSTEMS, INC.

WRITTEN CONSENT SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS OF IMAGEWARE SYSTEMS, INC.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Consent Solicitation Statement and the Consent Solicitation Statement of ImageWare Systems, Inc. (the “Company”) dated April 29, 2020 and hereby revokes any consent or consents heretofore given. This consent may be revoked at any time before 5:00 P.M., Pacific Time, on June 5, 2020, unless the solicitation period is shortened or extended by the Company in its sole discretion (“Expiration Date”). The undersigned, as holder of shares of the Company’s Series C Convertible Preferred Stock (“Series C Preferred”), hereby takes the following action with respect to all shares of Series C Preferred held by him, her or it as follows:

[X] Please mark your votes as indicated in this example.

	FOR	AGAINST	ABSTAIN

APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK, $0.01 PAR VALUE PER SHARE, FROM 179,000,000 TO 345,000,000 AND TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF THE COMPANY’S PREFERRED STOCK, $0.01 PAR VALUE PER SHARE, FROM 4,000,000 TO 5,000,000.
	[ ]	[ ]	[ ]

APPROVAL OF THE COMPANY’S 2020 OMNIBUS EQUITY INCENTIVE PLAN.	[ ]	[ ]	[ ]

This Written Consent, when properly executed and returned to the Company, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS MADE FOR THE PROPOSALS, THIS CONSENT, IF SO EXECUTED AND RETURNED, WILL BE VOTED FOR EACH PROPOSAL. When shares of Common Stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, give full legal title as such. If a corporation, sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

ALL CONSENTS MUST BE RECEIVED BY 5:00 P.M., PACIFIC TIME, ON THE EXPIRATION DATE.

IMPORTANT: This Consent Card must be signed exactly as your name appears hereon. If more than one name appears, all persons so designated should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.

Dated: ________________________, ______

(Print Name of Stockholder)

(Signature of Stockholder)

(Second Signature if held jointly)

IMPORTANT: PLEASE COMPLETE, SIGN, AND DATE YOUR WRITTEN CONSENT PROMPTLY

AND FAX IT TO (858) 673-1770, OR RETURN IT IN THE ENVELOPE PROVIDED TO:

ImageWare Systems, Inc.
Attn: Wayne Wetherell, Corporate Secretary
13500 Evening Creek Drive N, Suite 550
San Diego, California 92128

Your executed written consent can also be sent via email in PDF form to wgw@iwsinc.com.

Your Written Consent should be received by the Company on or before June 5, 2020.